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                                                               EXHIBIT 10.42


                       FOURTH LOAN MODIFICATION AGREEMENT

         This Fourth Loan Modification Agreement is entered into as of December 1, 1999 by and between BLUESTONE SOFTWARE, INC., a Delaware corporation with its principal place of business at 1000 Briggs Road, Mount Laurel, New Jersey 08054-4101 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at 5 Radnor Corporate Center, Suite 555, 100 Matsonford Road, Radnor, Pennsylvania 19087.

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 8, 1997, evidenced by, among other documents, a certain Loan and Security Agreement dated as of December 8, 1997 between Borrower and Bank, as amended by a First Loan Modification Agreement dated as of August 16, 1998, as amended by a Second Loan Modification Agreement dated as of January 21, 1999, and as amended by a Third Loan Modification Agreement dated as of March 30, 1999 (as amended, the "Loan Agreement"). The Loan Agreement established in favor of the Borrower: (i) a revolving line of credit in the maximum principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) (the "Committed Revolving Line"), and (ii) an equipment line of credit in the maximum principal amount of Two Million Dollars ($2,000,000.00) (the "1998 Committed Equipment Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.       MODIFICATION(S) TO LOAN AGREEMENT.

                  1. All references to "Committed Equipment Line" in the Loan Agreement shall mean and refer to the "1998 Committed Equipment Line".

                  2. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Committed Revolving Line" shall mean a credit extension of up to One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00)."

                           and inserting in lieu thereof the following:

                                    ""Committed Revolving Line" shall mean an Advance or Advances of up to Three Million Dollars ($3,000,000.00)."

                  3. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:


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                                    ""Credit Extension" means each Advance,
                                    Equipment Advance or any other extension of credit by Bank for the benefit of Borrower hereunder."

                           and inserting in lieu thereof the following:

                                    ""Credit Extension" means each Advance,
                                    Equipment Advance, Letter of Credit or any other extension of credit by Bank for the benefit of Borrower hereunder."

                  4. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Equipment Advance" has the meaning set forth in Section 2.1.1."

                           and inserting in lieu thereof the following:

                                    ""Equipment Advance" or "Equipment Advances" shall mean any advance made pursuant to Sections 2.1.2, 2.1.2.A or 2.1.2.B hereof."

                  5. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Maturity Date" means the later of the
                                    Second Equipment Maturity Date or the
                                    Revolving Maturity Date."

                           and inserting in lieu thereof the following:

                                    ""Maturity Date" means, as applicable, (i) the Revolving Maturity Date for Advances pursuant to Section 2.1.1; (ii) the Equipment Maturity Date for Equipment Advances pursuant to Section 2.1.2; (iii) the Second Equipment Maturity Date for Equipment Advances pursuant to Section 2.1.2.A; and (iv) the 1999 Equipment Maturity Date No. 1 and 1999 Equipment Maturity Date No. 2 for Equipment Advances pursuant to Section 2.1.2.B."

                  6. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise."

                           and inserting in lieu thereof the following:

                                    ""Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, including, without limitation, all Obligations under the EXIM Agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after

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                                    the commencement of an Insolvency Proceeding
                                    and including any debt, liability, or
                                    obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise."

                  7. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Payment Date" means the first calendar day of each month commencing on the first such date after the Closing Date and ending on the Revolving Maturity Date."

                           and inserting in lieu thereof the following:

                                    ""Payment Date" means the first calendar day of each month commencing on the first such date after the Closing Date and ending on the Maturity Date."

                  8. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                    ""Revolving Maturity Date" shall mean April
                                    1, 2000."

                           and inserting in lieu thereof the following:

                                    ""Revolving Maturity Date" shall mean
                                    December 1, 2000."

                  9. The Loan Agreement shall be amended by incorporating into Section 1.1 thereof the following new definitions:

                                    "EXIM Agreement" is that certain
                                    Export-Import Bank Loan and Security
                                    Agreement dated as of December 1, 1999 by and between the Borrower and the Bank and all documents, instruments and agreements executed in conjunction therewith.

                                    "Letter of Credit" means a letter of credit or similar undertaking issued by Bank pursuant to Section 2.1.3.

                                    "Letter of Credit Reserve" has the meaning set forth in Section 2.1.3.

                                    "1999 Committed Equipment Line" shall mean an Equipment Advance or Equipment Advances of up to Five Hundred Thousand Dollars ($500,000.00).

                                    "1999 Equipment Availability End Date No. 1" has the meaning set forth in Section 2.1.2. B.

                                    "1999 Equipment Availability End Date No. 2" has the meaning set forth in Section 2.1.2. B.

                                    "1999 Equipment Maturity Date No. 1" means that date which is thirty-six (36) months following the 1999 Equipment Availability End Date No. 1.

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                                    "1999 Equipment Maturity Date No. 2" means
                                    that date which is thirty-six (36) months following the 1999 Equipment Availability End Date No. 2.

                  10. The Loan Agreement shall be amended by deleting the following text appearing as the first sentence of paragraph (a) of Section 2.1.1 entitled "Credit Extensions":

                                    "Subject to and upon the terms and
                                    conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed the Committed Revolving Line or the Borrowing Base, whichever is less."

                           and inserting in lieu thereof the following:

                                    "Subject to and upon the terms and
                                    conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed: (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit)."

                  11. No further Equipment Advances shall be made under Sections 2.1.2 and 2.1.2.A. All Equipment Advances currently amortizing under Sections 2.1.2 and 2.1.2.A shall continue to be repaid as provided in Sections
                           2.1.2 and 2.1.2.A.

                  12. The Loan Agreement shall be amended by inserting after Section 2.1.2.A thereof entitled "1998-1999 Equipment Advances" the following new section:

                                    "2.1.2.B.    1999 EQUIPMENT ADVANCES.

                                    (a)      Subject to and upon the terms and
                                    conditions of this Agreement, Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower under this Section 2.1.2.B in an aggregate amount not to exceed the 1999 Committed Equipment Line in the following manner: (i) at any time through June 1, 2000 (the "1999 Equipment Availability End Date No. 1") in an aggregate amount not greater than the 1999 Committed Equipment Line (the "1999 Equipment Line No. 1"), and (ii) at any time from the 1999 Equipment Availability End Date No. 1 through that date which is six (6) months following the 1999 Equipment Availability End Date No. 1 (the "1999 Equipment Availability End Date No. 2"), in an aggregate amount not to exceed the 1999 Committed Equipment Line, less the outstanding principal amounts advanced pursuant to 1999 Equipment Line No. 1 (the "1999 Equipment Line No. 2"). To evidence the Equipment Advance or Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased. The Equipment Advances under this
                                    Section 2.1.2.B shall be used only to
                                    purchase Equipment and shall not exceed One
                                    Hundred Percent (100%) of the invoice amount of such equipment approved from time to time by Bank, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Software shall be limited to twenty-five percent (25.0%) of aggregate Equipment Advances under this Section 2.1.2.B.

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                                    (b)      Interest shall accrue from the date
                                    of each Equipment Advance under this Section
                                    2.1.2.B at the per annum rate equal to the aggregate of the Prime Rate PLUS Three Quarters of One percent (0.75%), and shall be payable monthly on the Payment Date of each month. Any Equipment Advances made pursuant to the 1999 Equipment Line No. 1 that are outstanding on the 1999 Equipment Availability End Date No. 1 will be payable in Thirty-Six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following the 1999 Equipment Availability End Date No. 1 and ending on the 1999 Equipment Maturity Date No. 1. Any Equipment Advances made pursuant to the 1999 Equipment Line No. 2 that are outstanding on the 1999 Equipment Availability End Date No. 2 will be payable in Thirty-Six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following the 1999 Equipment Availability End Date No. 2 and ending on the 1999 Equipment Maturity Date No. 2. Equipment Advances, once repaid, may not be reborrowed. Equipment Advances may be prepaid at any time in whole or in part without penalty or premium.

                                    (c)      When Borrower desires to obtain an
                                    Equipment Advance, Borrower shall notify
                                    Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed."

                  13. The Loan Agreement shall be amended by inserting after Section 2.1.2.B thereof the following new section:

                                    "2.1.3  LETTERS OF CREDIT.

                                    (a)      Subject to the terms and conditions
                                    of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus
                                    (ii) the then outstanding principal balance of the Advances; PROVIDED that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed One Million Dollars ($1,000,000.00). Each Letter of Credit shall have an expiry date no later than one hundred eighty (180) days after the Maturity Date provided that Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Maturity Date if the term of this Agreement is not extended by Bank. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement.

                                    (b)      The obligation of Borrower to
                                    reimburse Bank within two (2) business days of notice by Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in

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                                    accordance with the terms of this Agreement
                                    and such Letters of Credit, under all
                                    circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit, except for losses, costs, expenses or liability resulting from gross negligence or willful misconduct of Bank.

                                    (c)      Borrower may request that Bank
                                    issue a Letter of Credit payable in a
                                    currency other than United States Dollars.
                                    If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

                                    (d)      Upon the issuance of any letter of
                                    credit payable in a currency other than
                                    United States Dollars, Bank shall create a reserve (the "Letter of Credit Reserve") under the Committed Revolving Line for letters of credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such letter of credit. The amount of such reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Committed Revolving Line shall be reduced by the amount of such reserve for so long as such letter of credit remains outstanding."

                  14. The Loan Agreement shall be amended by deleting the following text appearing as Section 2.2 entitled "Overadvances":

                                    "2.2     OVERADVANCES. If, at any time or
                                    for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section
                                    2.1.1 of this Agreement is greater than the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess."

                           and inserting in lieu thereof the following:

                                    "2.2     OVERADVANCES. If, at any time or
                                    for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section
                                    2.1.1 and 2.1.3 of this Agreement is greater than: (i) the lesser of the Committed Revolving Line or the Borrowing Base, minus
                                    (ii) the face amount of all outstanding
                                    Letters of Credit (including drawn but
                                    unreimbursed Letters of Credit), Borrower shall immediately pay to Bank, in cash, the amount of such excess."

                  15. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (a) of Section
                           2.3 entitled "Interest Rates, Payments, and
                           Calculations":

                                    "(a)     INTEREST RATE. Except as set forth
                                    in Section 2.3(b) any Advances made pursuant to Section 2.1.1 shall bear interest, on the average daily balance thereof, at a per annum rate equal to Three Quarters of One percentage point (0.75%) above the Prime Rate. Notwithstanding the foregoing, if the Borrower fails to achieve the Net Revenue Requirement

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                                    for ANY fiscal quarter, any Advances shall
                                    bear interest (except as set forth in
                                    Section 2.3(b)), on an average daily balance thereof, effective as of the first day of the month following the quarter end in which Borrower failed to achieve such Net Revenue Requirement, at a per annum rate equal to the aggregate of the Prime Rate, PLUS One and One-Quarter percent (1.25%). The effective interest rate shall not decrease as a result of the compliance by the Borrower with the Net Revenue Requirement for subsequent periods."

                           and inserting in lieu thereof the following:

                                    "(a)     INTEREST RATE. Except as set forth
                                    in Section 2.3(b): (i) any Advances made pursuant to Section 2.1.1 shall bear interest, effective as of December 1, 1999, on the average daily balance thereof, at a per annum rate equal to the aggregate of the Prime Rate PLUS One Half of One percent (0.50%), (ii) any Equipment Advances made pursuant to Section 2.1.2 shall bear interest in accordance with terms of Section 2.1.2, (iii) any Equipment Advances made pursuant to Section 2.1.2.A shall bear interest in accordance with terms of Section 2.1.2.A, and (iv) any Equipment Advances made pursuant to Section 2.1.2.B shall bear interest in accordance with terms of Section 2.1.2.B."

                  16. The Loan Agreement shall be amended by incorporating into Section 4.1 entitled "Grant of Security Interest" the following text to appear as the last sentence in Section 4.1:

                                    "Notwithstanding the foregoing, it is
                                    expressly acknowledged and agreed that the security interest created in this Agreement only with respect to EXIM Eligible Foreign Accounts (as such term is defined in the EXIM Agreement) is subject to and subordinate to the security interest granted to the Bank in the EXIM Agreement with respect to such EXIM Eligible Foreign Accounts, but only to the extent any advances are actually made to the Borrower under the EXIM Agreement based upon such EXIM Eligible Foreign Accounts."

                  17. The Loan Agreement shall be amended by deleting the following text appearing in the first paragraph of
                           Section 6.3 entitled "Financial Statements, Reports, Certificates":

                                    "(a)     as soon as available, but in any
                                    event within twenty-five (25) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank;"

                           and inserting in lieu thereof the following:

                                    "(a)     as soon as available, but in any
                                    event within thirty (30) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank;"

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                  18.      The Loan Agreement shall be amended by deleting the
                           following text appearing as the second paragraph of
                           Section 6.3 entitled "Financial Statements, Reports, Certificates":

                                    "Borrower shall deliver to Bank, on a
                                    semi-monthly basis within seven (7) business days of the fifteenth (15th) and last day of each month, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable. Notwithstanding the foregoing, if at any time during the preceding month the outstanding principal balance under the Committed Revolving Line is no greater than $1,000,000.00, the Borrowing Base Certificate and the aged listings of accounts receivable shall be delivered by Borrower to Bank within fifteen (15) days of the last day of each such month."

                           and inserting in lieu thereof the following:

                                    "Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable."

                  19. The Loan Agreement shall be amended by deleting the following text appearing as the third paragraph of
                           Section 6.3 entitled "Financial Statements, Reports, Certificates":

                                    "Within twenty-five (25) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto."

                           and inserting in lieu thereof the following:

                                    "Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto."

                  20. The Loan Agreement shall be amended by deleting the following text appearing as Section 6.8 thereof:

                                    "6.8 TANGIBLE NET WORTH. Borrower shall
                                    maintain, as of the last day of each
                                    calendar month, a Tangible Net Worth of not less than: (i) One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) for each month through the month ending May 31, 1999, (ii) Three Million Dollars ($3,000,000.00) for the months ending June 30, 1999, July 31, 1999 and August 31, 1999, and (iii) Four Million Five Hundred Thousand
                                    Dollars ($4,500,000.00) for each month
                                    thereafter. The Bank hereby reserves the right, in its sole and absolute discretion, to reset such Tangible Net Worth covenant upon a public offering of stock by the Borrower. For purposes hereof, Tangible Net Worth shall be defined as Borrower's equity plus Subordinated Debt less intangible assets."

                           and inserting in lieu thereof the following:

                                    "6.8     TANGIBLE NET WORTH. Borrower shall
                                    maintain, as of the last day of each
                                    calendar month, a Tangible Net Worth plus
                                    Subordinated Debt of not less than the
                                    aggregate of (i) Eight Million Dollars
                                    ($8,000,000.00), PLUS (ii) fifty percent
                                    (50.0%) of the amount of cash received by Borrower from any new equity issued by Borrower (except for issuances pursuant to employee or director stock option plans of Borrower)."

                  21. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (a) of Section
                           9.1 entitled "Rights and Remedies":

                                    "(a)     Declare all Obligations, whether
                                    evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by Bank);"

                           and inserting in lieu thereof the following:

                                    "(a)     Declare all Obligations (including,
                                    without limitation, all obligations under the EXIM Agreement), whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section
                                    8.5 all Obligations shall become immediately due and payable without any action by
                                    Bank);"

                  22. The Loan Agreement shall be amended in Section 9.1 entitled "Rights and Remedies" by incorporating therein immediately after paragraph (i) the following new paragraph:

                                    "(j)     Demand that Borrower (i) deposit
                                    cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and
                                    (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit."

                  23. An Event of Default under the EXIM Agreement shall be an Event of Default under the Loan Agreement, as amended hereby.

                  24. The Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of August 16, 1998 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

                  25. The Borrowing Base Certificate appearing as EXHIBIT C to the Loan Agreement is hereby replaced with the Borrowing Base Certificate attached as EXHIBIT A hereto.

                  26. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT B hereto.

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4.       FEE. Borrower shall pay to Bank the following fully earned and non-refundable modification fees: (i) a working capital line commitment fee equal to Six Thousand Two Hundred Fifty Dollars ($6,250.00), which fee shall be due on the date hereof, and (ii) an equipment line commitment fee equal to Two Thousand Five Hundred Dollars ($2,500.00), which fee shall be due on the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                  BANK:

BLUESTONE SOFTWARE, INC.                   SILICON VALLEY BANK

By:_______________________________________ By:__________________________________

Name:__________________________________    Name:________________________________

Title:_________________________________    Title:_______________________________

                                    EXHIBIT A
                           BORROWING BASE CERTIFICATE

Borrower:  BLUESTONE SOFTWARE, INC.        Bank:            Silicon Valley Bank

Commitment Amount: $3,000,000.00

ACCOUNTS RECEIVABLE

                         1)       Accounts Receivable Book Value as of______
                                  $__________

                         2)       Additions (please explain on reverse)
                                  $__________

                         3)       TOTAL ACCOUNTS RECEIVABLE
                                  $__________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

                         4)       Amounts over 90 days due
                                  $__________

                         5)       Balance of 50% over 90 day accounts
                                  $__________

                         6)       Concentration Limits
                                  $__________

                         7)       Foreign Accounts
                                                         $__________

                         8)       Governmental Accounts
                                  $__________

                         9)       Contra Accounts
                                  $__________

                         10)      Promotion or Demo Accounts
                                  $__________

                         11)      Intercompany/Employee Accounts
                                  $__________

                         12)      Other (please explain on reverse)
                                  $__________

                         13)      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS
                                  $__________

                         14)      Eligible Accounts (#3 minus #13)
                                  $__________

                         15)      LOAN VALUE OF ACCOUNTS (80.0% of #14)
                                  $__________

BALANCES

                         16)      Maximum Loan Amount
                                  $__________

                         17) Total Funds Available [Lesser of #16 or #15] $__________

                         18)      Present balance owing on Line of Credit
                                  $__________

                         19) Outstanding under Sublimit (Letters of Credit) $__________

                         20)      RESERVE POSITION (#17 minus #18 and #19)
                                  $__________

THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION REFLECTED IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK, INCLUDING, WITHOUT LIMITATION, THOSE APPEARING IN SECTION 2.1.1 OF THE LOAN AND SECURITY AGREEMENT, AS AMENDED.

COMMENTS:

___________________________


By: _______________________
    Authorized Signer

                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK

FROM:             BLUESTONE SOFTWARE, INC.

         The undersigned authorized officer of BLUESTONE SOFTWARE, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.


           PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER
"COMPLIES" COLUMN.

         Reporting Covenant                                   Required                                    Complies
         ------------------                                   --------                                    --------

         Monthly financial statements & CC                    Monthly within 30 days                      Yes     No
         Annual (CPA Audited)                                 FYE within 120 days                         Yes     No
         BBC & A/R Agings                                     Monthly within 30 days                      Yes     No


         Financial Covenant                                   Required                           Actual                   Complies
         ------------------                                   --------                           ------                   --------
         Maintain on a Monthly Basis:

         Minimum Adjusted Quick Ratio                         1.50:1.0                           ____:1.0                 Yes    No
         Minimum Tangible Net Worth                           $8,000,000 plus 50% of            $________                 Yes    No
                                                              new equity (except for
                                                              stock option plans)



COMMENTS REGARDING EXCEPTIONS:

Sincerely,

_______________________                     Date:_______________
SIGNATURE

_______________________
TITLE